Exhibit 99.1 GT ADVANCED TECHNOLOGIES INC. Cash Expense Reductions ($ in millions, excluding Merlin) 2015 Expenses Prior to Actions [1] $63.2 Headcount Related ASF headcount (R&D, SG&A) (4.5) Corporate headcount [2] (3.2) Supply Chain headcount (2.5) Poly/PV headcount (2.3) Asia headcount (G&A support in HK, Taiwan, Shanghai) (1.2) Business Unit Rationalization Hyperion business divestment [3] (2.9) SSG business divestment (2.5) Zephyr project shutdown [4] (0.7) Other Spend Reductions Legal services (IP, litigation, etc.) (2.0) Audit Fees and Tax Consulting (1.9) ASF development services, runs, and materials (1.5) All Other (0.2) Total $(25.3) 2016 Expenses Post Actions [1] $37.9 Notes: [1] Reflects post allocation cash OPEX + MOH, excluding Merlin [2] Includes merit for all employees [3] Reflects 1H15 OPEX presented in May (2H15 not final at that time) [4] Reflects headcount, materials and allocations